SUPPLEMENT DATED JULY 21, 2014
TO

PROSPECTUS DATED MAY 1, 2001
FOR COMPASS I NY

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
(FORMERLY KNOWN AS SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
DELAWARE LIFE NY VARIABLE ACCOUNT A
(FORMERLY KNOWN AS SUN LIFE (N.Y.) VARIABLE ACCOUNT A)

1.
Effective immediately, the name of the company that issued your Contract has changed from Sun Life Insurance and Annuity Company of New York to Delaware Life Insurance Company of New York. The name of the separate account supporting your Contract has been also changed, from Sun Life (N.Y.) Variable Account A to Delaware Life NY Variable Account A.

As a result of the name changes, all references throughout the Prospectus to Sun Life Insurance and Annuity Company of New York are hereby deleted and replaced by Delaware Life Insurance Company of New York, and all references to Sun Life (N.Y.) are hereby deleted and replaced by Delaware Life (N.Y.).

2.	The section in the Prospectus entitled “THE COMPANY” is hereby deleted and replaced with the following:

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

Delaware Life Insurance Company of New York is a stock life insurance company incorporated under the laws of New York on May 25, 1983. We do business primarily in New York. Our Home Office is located at 1115 Broadway, 12th Floor, New York, NY 10010.

We are owned indirectly by Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Compass 1 NY 7/2014